UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2019

Delmar Bancorp

(Exact name of registrant as specified in its charter)

Maryland	033-21202	52-1559535
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

2245 Northwood Drive, Salisbury, Maryland 21801

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (410) 548-1100

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered under Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03             Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 20, 2019, Delmar Bancorp (the “Company”) filed articles of amendment to the Company’s Articles of Incorporation increasing the number of authorized shares of capital stock from 20,000,000 to 40,000,000. The amendment, effective immediately, amends and restates Article SIXTH of the Articles of Incorporation read in its entirety as follows:

“(a)         The total number of shares of stock of all classes which the Corporation has the authority to issue is 40,000,000 shares of capital stock, par value $0.01 per share, amounting in aggregate par value to $400,000.  All of such shares are initially classified as Common Stock.  The Board of Directors may classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions and dividends, qualifications or terms or conditions of redemption of such shares of stock.”

Item 5.07.            Submission of Matters to Vote of Security Holders.

(a)          On December 18, 2019, the annual meeting of shareholders of Delmar Bancorp (the “Company”) was held for the purposes of:

(1)         electing two (2) persons as director of the Company for a one year term extending until the 2020 Annual Meeting of Shareholders, and until their successors shall be duly elected and qualified;

(2)         electing one (1) person as director of the Company for a two year term extending until the 2021 Annual Meeting of Shareholders, and until her successor shall be duly elected and qualified;

(3)         electing three (3) persons as director of the Company for a three year term extending until the 2022 Annual Meeting of Shareholders, and until their successors shall be duly elected and qualified; and

(4)         considering and approving an amendment to the Articles of Incorporation of the Company increasing the number of authorized shares of capital stock to 40,000,000.

(b)          (1)          The name of each director elected at the meeting, and the votes cast for such persons, votes withheld and broker non-votes are set forth below:

Class	Name	For	Against	Abstain	Broker Non-votes
2020	Lloyd B. Harrison, III	12,415,052	112,956	0	0
2020	John A. Janney	12,424,089	103,919	0	0
2021	Mona D. Albertine	12,422,471	105,537	0	0
2022	John W. Breda	12,421,785	106,223	0	0
2022	George P. Snead	12,176,285	351,723	0	0
2022	Jeffrey F. Turner	12,192,303	335,705	0	0

(2)          The number of votes cast for or against, and the number of abstentions and broker non-votes cast on the amendment to the Articles of Incorporation of the Company increasing the number of authorized shares of capital stock to 40,000,000 is as set forth below

For	Against	Abstain	Broker Non-votes
12,167,780	230,938	129,290	0

(c)          There have been no settlements between the Company and any other person with respect to terminating any solicitation.

Item 9.01           Financial Statement and Exhibits.

(d)                      Exhibits

3.1	Articles of Incorporation of Delmar Bancorp, as amended through December 20, 2019

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELMAR BANCORP

	By:	/s/ Lloyd B. Harrison, III
Lloyd B. Harrison, III, Chief Executive Officer

Dated: December 20, 2019